Exhibit 99.2

INVESTOR PRESENTATION August 2022

FORWARD-LOOKING STATEMENTS 2 This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc. (“CSS Entertainment”, “CSSE”, or the “Company”). This presentation contains various information and projections regarding the Company’s business, including its operations through its newly acquired Redbox business, and the Company’s existing operating subsidiaries, including Crackle Plus, Screen Media Ventures, and Landmark Studio Group. Unless otherwise indicated, historic financial information of the Company presented herein does not give pro forma effect to the financial information of Redbox for such periods. The financial information presented herein for the year ended December 31, 2021 is derived from our Annual Report on Form 10-K as filed with the SEC on March 31, 2022. Financial information for the six months ended June 30, 2022 is derived from our Quarterly Report on Form 10-Q filed with the SEC on August 12, 2022. The pro forma results of the Company, giving effect to its acquisition of Redbox for the year ended December 31, 2021 and the three months ended March 31, 2022, are presented in the Company’s Current Report on Form 8-K, as filed on May 11, 2022, as amended on May 12, 2022 and June 6, 2022. This Presentation includes “forward-looking statements” and projections. CSS Entertainment’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements or projections as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted. Such assumptions involve a number of known and unknown risks, uncertainties, and other factors, many of which are outside of the Company’s control, including, among other things: our core strategy; operating income and margin; seasonality; liquidity, including cash flows from operations, available funds and access to financing sources; free cash flows; revenues; net income; profitability; stock price volatility; future regulatory changes; pricing changes; the ability of the company’s content offerings to achieve market acceptance, the company’s success in retaining or recruiting officers, key employees, or directors; the ability to protect intellectual property, the ability to complete strategic acquisitions, the ability to manage growth and integrate acquired operations, in particular the relatively large scale operations and assets of Redbox, which includes areas of operations that are new to the Company; the ability to pay dividends, regulatory or operational risks, and general market conditions impacting demand for the Company’s services. The Company faces enhanced risks as a result of its acquisition of Redbox, including all the risks Redbox has faced in connection with its historic businesses and operations. For a more complete description of these and other risks and uncertainties, please read the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, Registration Statement on S-4, declared effective by the Securities and Exchange Commission on July 15, 2022, the Company’s Current Report on Form 8-K filed May 11, 2022 and amended on May 12, 2022 and June 6, 2022, the Company’s Current Report on Form 8-K filed August 12, 2022, and the Company’s other filings that have been made and will be made with the SEC. Should one or more of the material risks faced by the Company occur or should the underlying assumptions of the information presented herein change or prove incorrect, the actual results of operations are likely to vary from the projections and the variations may be material and adverse. The forward-looking statements and projections herein should not be regarded as a representation or prediction that the Company will achieve or is likely to achieve any particular results. We caution readers not to place undue reliance upon any forward-looking statements and projections, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names.

AN ENTERTAINMENT DESTINATION FOR VALUE CONSCIOUS CONSUMERS… …IN THE MOST PLACES WHERE PEOPLE MAKE DECISIONS ON WHAT TO WATCH. 3

INTEGRATED MEDIA COMPANY FOCUSED ON AVOD OPPORTUNITY 4 A large independent AVOD company and top 5 in monthly active viewers with >40M Leading film and television AVOD library with 51,000 assets Differentiated content and production capabilities 40m+ Monthly Active Viewers(1) CRACKLE PLUS AVOD Networks Massive Consumer Distribution Original Content + Large Library + Production Capability Highly Sought-after Demographic LOYALTY MEMBERS WEEKLY RETAIL IMPRESSIONS APP DOWNLOADS 360M 41M 36K 45M NATIONWIDE KIOSKS FROM REDBOX: (1) Does not include Redbox metrics.

MEETING CONSUMERS EVERYWHERE THEY MAKE VIEWING DECISIONS 140+ combined consumer touchpoints across devices, platforms & CTVs Drive further growth in Redbox by distributing it across our network of touchpoints Expanding internationally beyond Israel and India and with dozens of countries in discussion 5

UNIQUELY POSITIONED TO CONVERT CUSTOMERS TO STREAMING 6 $22 $58 $72 $13 $14 $17 $0 $20 $40 $60 $80 $100 Physical Rents Only Physical Rents & Previously Rented Movies Physical Rents, Previously Rented Movies & On Demand *Based on 2019 data Redbox Kiosk Only vs Total Enterprise 4-5x more Redbox transactions from customers that transact with multiple products Multi-Product Customers up to Higher Average Revenue Per User 5x Multi-Product Customers see Reduction in >11 Churn(1) percentage point

DIVERSE AND TARGETED AD SALES STRATEGY A data driven strategy with proven results Direct to brand across all of our AVOD networks with data-driven consumer targeting capabilities DIRECT SALES Offer advertisers access to premium long form video in real time across our network PROGRAMMATIC OTT has been an enhancement for the local resellers, and we provide these operators with local geo-targeted ad supply LOCAL RESELLERS 74% 12% 14% (1) Percent of ad sales for 2021 Multiple ad sales channels drive supply and demand optionality Percent of Ad Sales for January – June 2022 7

8 ORIGINAL & EXCLUSIVE AWARD-WINNING PROGRAMMING Original & Exclusive content drives viewership and margin Total Film Titles 17 K+ Episodes of Television 34 K+ Films drive customer acquisition TV series drive customer retention 105 Emmy Awards 446 Emmy Award nominations 15 Golden Globe Awards Sonar Library Original Series 4 series have received over 17 awards

NEAR TERM & IMMEDIATE VICTORIES DRIVE FCF GROWTH 9 Positive Free Cash Flow Adj. EBITDA $100 - $150m Revenue $500m 2022E Pro Forma Run Rate At Year-End Including Synergies Compelling Synergies $40M Capital Expenditure Avoidance Rental Rebound

COMPELLING SYNERGIES 10 The combination of Chicken Soup for the Soul Entertainment and Redbox creates a leading free streaming entertainment company with significant scale and compelling synergies Cross-selling and marketing to 41M+ loyalty members Ad-sales Screen Media distribution of Redbox titles Greater TVOD transactions Increased AVOD engagement and watch times Public company costs Licensing and product cost savings Compelling Synergies CapEx Avoidance Rental Rebound

CAPITAL EXPENDITURE AVOIDANCE 11 Combination unites complimentary content and distribution businesses to accelerate digital transformation and drive consumer touchpoints Compelling Synergies CapEx Avoidance Rental Rebound Loyalty Program TVOD & FAST Channel Platform Integrated Tech Team

RENTAL REBOUND 12 Studios are returning to theatrical distribution and output continues to improve sequentially driving normalization in rental levels Compelling Synergies CapEx Avoidance Rental Rebound Legacy DVD business expected to grow next 12-24 months First-run films expected to return to normalized levels and grow sequentially into 2023 Rents +37% +29% +20% Total Physical Customers +41% +30% +18% Theatrical hits drive week-over-week lifts April 2022 May 2022 June 2022

STRATEGICALLY POSITIONED Accelerates the digital transformation of Redbox and allows Chicken Soup for the Soul Entertainment to expand its consumer offerings and distribution touchpoints (1) Percent of ad sales for 2021 13 Positioned for revenue growth, margin expansion, and positive FCF Data on how consumers choose and view content across channels and platforms Kiosks serve as powerful marketing tools and provide valuable data on consumer choice and preference Theatrical Release Premium Video on Demand (PVOD) / Electronic Sell Through (EST) Physical Disc Rental & Purchase Transactional Video On Demand (TVOD) Ad-Supported (AVOD) Ad-Supported (FAST)

HISTORY OF ACCRETIVE TRANSACTIONS 14 Building the premier AVOD destination through thoughtful transactions and low-cost content acquisition and production 2017 2019 2019 2019 2021 2022 2022 Valuable content library acquisition, global distribution capability and Popcornflix networks Acquired digital media company co-founded and chaired by Ashton Kutcher, now the producer of Going From Broke Launched content ownership, development, and production entity Established JV in May 2019; acquired full control from Sony Pictures Television in December 2020 Asset acquisition expands library and original television series production pipeline Acquired Sonar Film and Television Library; Launched Halcyon Studios Acquired content library and proprietary software capabilities Acquired Redbox with 36,000 kiosks and growing TVOD & AVOD businesses

IMPROVED CAPITAL STRUCTURE 15 Redbox debt restructured on favorable terms Future positive FCF to pay down debt and manage leverage and increase financial optionality $80M Line of Credit for Working Capital 5-year Maturity Favorable Financial Covenants Ability to PIK Interest

16 CHICKEN SOUP FOR THE SOUL ENTERTAINMENT FULL YEAR 2021 RESULTS $ in millions $1.5 $8.1 $10.7 $26.8 $55.3 $66.4 $110.4 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2015 2016 2017 2018 2019 2020 2021 Revenue $0.0 $3.8 $4.0 $10.0 $6.0 $11.8 $21.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2015 2016 2017 2018 2019 2020 2021 Adj. EBITDA (1) See our Annual Report on Form 10-K for the year ended December 31, 2021 filed March 31, 2022

17 CHICKEN SOUP FOR THE SOUL ENTERTAINMENT FIRST HALF 2022 RESULTS $ in millions $45.3 $66.8 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2021 2022 Revenue $7.7 $9.2 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 2021 2022 Adj. EBITDA (1) See our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed August 12, 2022 (1)